Consolidated Quarterly Holdings Report
for

Fidelity® SAI Inflation-Focused Fund

April 30, 2020

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

IFF-QTLY-0620
1.9892165.101

Consolidated Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 88.5%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	759,000	1,172,481
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/21	$1,438,000	$1,545,762
0.125% 1/15/22	1,437,000	1,627,977
0.125% 4/15/22	1,585,000	1,671,879
0.125% 7/15/22	1,424,000	1,600,602
0.125% 1/15/23	1,567,000	1,755,913
0.125% 7/15/24 (a)	1,561,000	1,728,816
0.125% 10/15/24 (a)	1,239,000	1,277,607
0.125% 4/15/25	664,000	681,193
0.25% 1/15/25	1,479,000	1,655,067
0.375% 7/15/23	1,568,000	1,770,003
0.5% 4/15/24	1,132,000	1,191,005
0.625% 7/15/21	1,308,000	1,499,387
0.625% 4/15/23	1,470,000	1,554,617
0.625% 1/15/24	1,523,000	1,734,023
1.125% 1/15/21	1,250,000	1,466,408
1.25% 7/15/20	1,090,000	1,281,895
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $24,922,003)		25,214,635
	Shares	Value

Money Market Funds - 10.6%
Fidelity Cash Central Fund 0.16% (b)
(Cost $3,008,932)	3,008,194	3,009,096
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $27,930,935)		28,223,731
NET OTHER ASSETS (LIABILITIES) - 0.9%(c)		258,843
NET ASSETS - 100%		$28,482,574

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
CBOT Corn Contracts (United States)	58	July 2020	$928,000	$(136,906)	$(136,906)
CBOT Corn Contracts (United States)	24	Sept. 2020	391,800	(50,839)	(50,839)
CBOT Corn Contracts (United States)	12	Dec. 2020	202,350	2,573	2,573
CBOT HRW Wheat Contracts (United States)	7	Sept. 2020	173,163	15,209	15,209
CBOT KC HRW Wheat Contracts (United States)	13	July 2020	317,200	2,879	2,879
CBOT KC HRW Wheat Contracts (United States)	2	Dec. 2020	49,472	(7)	(7)
CBOT Soybean Contracts (United States)	18	July 2020	769,725	(23,157)	(23,157)
CBOT Soybean Contracts (United States)	20	Nov. 2020	857,750	(65,642)	(65,642)
CBOT Soybean Contracts (United States)	13	July 2020	207,480	(347)	(347)
CBOT Soybean Contracts (United States)	9	Jan. 2021	380,954	(30)	(30)
CBOT Soybean Meal Contracts (United States)	13	July 2020	383,630	(31,513)	(31,513)
CBOT Soybean Meal Contracts (United States)	17	Dec. 2020	506,430	(15,079)	(15,079)
CBOT Soybean Meal Contracts (United States)	9	Jan. 2021	265,231	(30)	(30)
CBOT Soybean Oil Contracts (United States)	33	Dec. 2020	542,520	(75,521)	(75,521)
CBOT Wheat Contracts (United States)	13	Sept. 2020	343,200	(169)	(169)
CBOT Wheat Contracts (United States)	28	July 2020	733,950	(42,900)	(42,900)
CBOT Wheat Contracts (United States)	4	Dec. 2020	105,888	(13)	(13)
CME Lean Hogs Contracts (United States)	3	June 2020	70,740	4,582	4,582
CME Lean Hogs Contracts (United States)	12	July 2020	290,400	(9,665)	(9,665)
CME Lean Hogs Contracts (United States)	6	August 2020	150,720	(36,680)	(36,680)
CME Lean Hogs Contracts (United States)	7	Oct. 2020	161,840	(22,449)	(22,449)
CME Live Cattle Contracts (United States)	2	June 2020	68,760	(13,330)	(13,330)
CME Live Cattle Contracts (United States)	10	August 2020	368,400	10,713	10,713
CME Live Cattle Contracts (United States)	9	Oct. 2020	346,770	(7,640)	(7,640)
COMEX Copper Contracts (United States)	27	July 2020	1,586,250	110,007	110,007
COMEX Copper Contracts (United States)	12	Dec. 2020	710,400	15,111	15,111
COMEX Gold 100 oz. Contracts (United States)	31	June 2020	5,256,670	336,310	336,310
COMEX Silver Contracts (United States)	14	July 2020	1,056,650	(46,211)	(46,211)
ICE Brent Crude Contracts (United Kingdom)	7	July 2020	208,880	18,678	18,678
ICE Brent Crude Contracts (United Kingdom)	23	May 2020	610,650	(311,809)	(311,809)
ICE Coffee 'C' Contracts (United States)	23	July 2020	916,838	(103,699)	(103,699)
ICE Coffee 'C' Contracts (United States)	4	Dec. 2020	164,713	(14)	(14)
ICE Cotton No. 2 Contracts (United States)	13	July 2020	372,645	20,467	20,467
ICE Cotton No. 2 Contracts (United States)	10	Dec. 2020	294,600	(10,810)	(10,810)
ICE Low Sulphur Gasoil Contracts (United States)	10	July 2020	266,750	(48,721)	(48,721)
ICE Sugar No. 11 Contracts (United States)	55	June 2020	638,792	4,462	4,462
ICE Sugar No. 11 Contracts (United States)	15	Sept. 2020	178,584	1,117	1,117
LME Aluminum Contracts (United Kingdom)	21	July 2020	782,119	(22,224)	(22,224)
LME Aluminum Contracts (United Kingdom)	11	Nov. 2020	419,513	231	231
LME Nickel Contracts (United Kingdom)	11	July 2020	804,078	55,187	55,187
LME Nickel Contracts (United Kingdom)	4	Nov. 2020	294,408	11,650	11,650
LME Zinc Contracts (United Kingdom)	18	July 2020	872,325	35,346	35,346
LME Zinc Contracts (United Kingdom)	7	Nov. 2020	341,425	2,601	2,601
NYMEX Gasoline RBOB Contracts (United States)	7	June 2020	234,259	(6,563)	(6,563)
NYMEX Natural Gas Contracts (United States)	90	June 2020	1,943,100	130,587	130,587
NYMEX Natural Gas Contracts (United States)	30	August 2020	694,500	49,859	49,859
NYMEX NY Harbor ULSD Contracts (United States)	7	June 2020	260,866	(57,409)	(57,409)
NYMEX WTI Crude Oil Contracts (United States)	44	June 2020	963,160	(398,902)	(398,902)
TOTAL FUTURES CONTRACTS					$(710,710)

The notional amount of futures purchased as a percentage of Net Assets is 100.0%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,737,680.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (c) Includes $16,401,165 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$281,377
Total	$281,377

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Geode SAI Inflation-Focused Cayman Ltd.	$179,575,822	$273,899,269	$261,000,418	$-	$(210,499,709)	$23,681,716	$5,656,680

The Fund invests in certain commodity-related investments through Geode SAI Inflation-Focused Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2020, the Fund held an investment of $5,656,680 in the Subsidiary, representing 19.9% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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